                                                                   Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement (Form S-4 No. 333-95135) of Tellabs, Inc. of our report dated November 8, 1999, with respect to the consolidated financial statements of Tellabs, Inc. included in its Current Report (Form 8-K) for the year ended January 1, 1999, filed with the Securities and Exchange Commission.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
March 10, 2000